SECURITIES AND EXCHANGE COMMISSION


                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                                     _______




Date of Report (Date of earliest event reported)       August 28, 1997
                                                 -------------------------------

                    INTERNATIONAL FAST FOOD CORPORATION, INC.
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)


        Florida                      0-20203                    65-0302338
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(State or other jurisdiction     (Commission File              (IRS Employer
 or incorporation)                    Number)                Identification No.)



            1000 Lincoln Road, Suite 200, Miami Beach, Florida 33139
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          (Address of principal executive offices, including zip code)


Registrant's telephone number, including area code       (305) 531-5800
                                                    ----------------------------

          -----------------------------------------------------------
         (Former name or former address, if changed since last report)



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Item 5.  Other Events
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      On August 28, 1997, a wholly owned subsidiary of  International  Fast Food
Corporation ("IFFC"), Krolewska Pizza Sp.z.o.o. ("KP") entered into a New Master Franchise Agreement with Domino's Pizza International, Inc. ("Domino's"), granting KP the exclusive right to develop and operate and to sub-license
Domino's Pizza stores and to operate a commissary for the Domino's system and the use of the Domino's and related marks in the operation of stores in Poland. Previously, an indirect subsidiary of IFFC and a direct subsidiary of KP held such rights. The New Master Franchise Agreement contains principally similar terms to the agreement executed between Domino's and IFFC's indirect subsidiary except, IFFC has agreed that as a condition to the New Master Franchise Agreement it shall contribute or cause other entities to contribute equity to KP in a minimum amount of $2,000,000 by December 31, 1997. IFFC also agreed that any additional capital required above such amount will also be dedicated to KP as needed to permit KP to meet its development quotas. The term of the New Master Franchise Agreement will expire on December 31, 2003, and if KP is in compliance with all material provisions of the New Master Franchise Agreement, it may be extended for an addition ten (10) years in accordance with certain minimum development quotas which KP and Domino's may agree upon by execution of an amendment to the New Master Franchise Agreement. Under the terms of the New Master Franchise Agreement, KP shall be obligated to open up one (1) additional store in 1997, including the four (4) existing stores as of August 28, 1997. During the next six (6) years, KP shall be obligated to open 5, 6, 7, 8, 9, and 10 stores, respectively, during each year beginning 1998 and ending in the year 2003 for a total of 50 stores. Of such stores, third party franchise stores shall not exceed 25% of the number of open and operating stores and all stores located in Warsaw, Poland shall be corporate stores.

      During the term of the New Master Franchise Agreement, KP and its controlling shareholders, including controlling shareholder of IFFC, will not have any interest as an owner, investor, partner, licensee or in any other capacity in any business engaged in sit-down, delivery or carry-out pizza or in any business or entity which franchises or licenses or otherwise grants to others the right to operate a business engaged in such business which is located in Poland. The latter restriction shall apply for a period of one (1) year following the effective date of termination of the New Master Franchise Agreement.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits
         ------------------------------------------------------------------

      (c)   Exhibits:

            99.1 Master Franchise Agreement between Domino's and KP dated August 28, 1997.

            99.2  Form of Standard Franchise Agreement of Domino's.






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


                                   SIGNATURES


      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                    INTERNATIONAL FAST FOOD CORPORATION


                                    By: /s/ Mitchell Rubinson
                                       -----------------------------------------
                                       MITCHELL RUBINSON, President


DATED:  September  10 , 1997
































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